SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                JANUARY 28, 2005


                                  NELNET, INC.
                  (Exact name of registrant as specified in its charter)


              NEBRASKA                    001-31924             84-0748903
-----------------------------------  -----------------   ----------------------
    (State or other jurisdiction         (Commission         (I.R.S. Employer
         of incorporation)              File Number)       Identification No.)

                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                            68508
-----------------------------------------------------------------  -------------
                (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (402) 458-2370



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 2.02. Results of Operations and Financial Condition.

                On January 28, 2005, Nelnet, Inc. issued a press release with respect to its earnings for the year and quarter ended December 31, 2004.

    Item 9.01.  Financial Statements and Exhibits.

                A copy of the press release is attached as Exhibit 99.1 to this Current Report. Additional information for the year and quarter ended December 31, 2004, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 28, 2005

                                        NELNET, INC.




                                        By:  /s/ Terry J. Heimes
                                             -----------------------------------
                                             Name:  Terry J. Heimes
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1 Press Release dated January 28, 2005 - "Nelnet reports student loan assets up approximately 29% year over year; strong fourth-quarter earnings"

99.2    Additional Information Available on the Registrant's Website.